                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 OCTOBER 9, 2003
                        --------------------------------
                        Date of Report (Date of earliest
                                 event reported)


                                  GARTNER, INC
                     ---------------------------------------
                     (Exact Name of Registrant as Specified
                                 in Its Charter)


         DELAWARE                 1-14443                04-3099750
         --------                 -------                ----------
     (State or Other         (Commission File          (IRS Employer
     Jurisdiction of               No.)             Identification No.)
      Incorporation)


                                 P.O. BOX 10212
                               56 TOP GALLANT ROAD
                             STAMFORD, CT 06902-7747
                     ---------------------------------------
                    (Address of Principal Executive Offices,
                               Including Zip Code)


                                 (203) 316-1111
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)
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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

      On October 9, 2003, Gartner, Inc. issued a press release announcing the conversion of $300 million of original aggregate principal amount of 6% convertible subordinated notes into approximately 49.4 million shares of our Class A Common Stock. A copy of such press release is included herein as Exhibit 99.1.

     The press release is incorporated herein by reference into this Item 5.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)   EXHIBITS

EXHIBIT NO.       DESCRIPTION
-----------       -----------
99.1              Press Release issued October 9, 2003, announcing the
                  conversion of $300 million of original aggregate principal amount of 6% convertible subordinated notes into approximately
                  49.4 million shares of our Class A Common Stock.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GARTNER, Inc.

Date: October 9, 2003              By:  /s/ Michael D. Fleisher
                                        ---------------------------------------
                                        Michael D. Fleisher
                                        Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------
99.1              Press Release issued October 9, 2003, announcing the
                  conversion of $300 million of original aggregate principal amount of 6% convertible subordinated notes into approximately
                  49.4 million shares of our Class A Common Stock.